Income Taxes	12 Months Ended
Feb. 29, 2024
Income Tax Disclosure [Abstract]
Income Taxes

NOTE 10 – Income Taxes

The Company accounts for income taxes in accordance with ASC Topic No. 740. This standard requires the Company to provide a net deferred tax asset or liability equal to the expected future tax benefit or expense of temporary reporting differences between book and tax accounting methods and any available operating loss or tax credit carryforwards. Income tax returns open for examination by the Internal Revenue Service consist of tax years ended December 31, 2020 through 2022.

The Company had available at February 29, 2024 unused operating loss carryforwards of approximately $43,934,000 which may be applied against future taxable income. Losses incurred between 2010 and 2017, which total $9,820,000 expire in various years through 2038, and the remainder of the losses, which total $34,114,000 can be carried forward indefinitely. Due to the change in ownership provisions of the Tax Reform Act of 1986, net operating loss carryforwards for Federal income tax reported purposes are subject to annual limitations. Due to the change in ownership as a result of the reverse acquisition, the Company’s net operating loss carryforwards may be limited as to use in future years, and any such limitation will be determined on a year-to-year basis. The amount of and ultimate realization of the benefits from the operating loss carryforwards for income tax purposes is dependent, in part, upon the tax laws in effect, the future earnings of the Company and other future events, the effects of which cannot be determined. Because of the uncertainty surrounding the realization of the loss carryforwards, the Company has established a valuation allowance equal to the tax effect of the loss carryforwards and other temporary differences of approximately $11,250,300 and $8,575,900 at February 29, 2024, and February 28, 2023, respectively, and, therefore, no deferred tax asset has been recognized for the loss carryforwards.

Deferred tax assets are comprised of the following:

	2024	2023
Deferred tax assets:
NOL carryover	$9,226,100	$8,636,900
Related party accruals	173,900	-
Payroll accruals	77,800	-
Deferred tax liabilities:
Depreciation	1,772,500	(61,000)
Valuation allowance	(11,250,300)	(8,575,900)
Net deferred tax asset (liability)	$-	$-

The reconciliation of the provision for income taxes computed at the U.S. federal statutory tax rate (21%) to the Company’s effective tax rate for the years ended February 29, 2024, and February 28, 2023 is as follows:

	2024	2023
Book Loss	$(1,541,200)	$(1,837,400)
Depreciation	270,100	(20,700)
Meals & Entertainment	300	-
Preferred dividends	422,842	-
Stock compensation	24,468	(48,548)
Loss on asset disposal	67,274	-
Accrued payroll	51,857	-
Related party accruals	114,928	-
Change in valuation allowance	589,431	1,906,648
Provision for Income Taxes	$-	$-